UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08652

Croft Funds Corporation

(Exact name of registrant as specified in charter)

Canton House, 300 Water Street

Baltimore, Maryland 21202

 (Address of principal executive offices)

(Zip code)

Mr. Kent Croft

Canton House, 300 Water Street

Baltimore, Maryland 21202

(Name and address of agent for service)

With copy to:

Leslie Cruz, Esquire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Registrant's telephone number, including area code: (410) 576-0100

Date of fiscal year end: April 30

Date of reporting period: April 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Croft-Leominster

Value Fund

ANNUAL REPORT

April 30, 2005

CROFT-LEOMINSTER VALUE FUND

June 8, 2005

Dear Shareholder:

For the fiscal year ended 4/30/05, your Croft-Leominster Value Fund increased 10.1% versus an increase of 6.3% in the S&P 500.  This calendar year through 6/7/05, the Value Fund has increased 0.3% while the S&P 500 Index has decreased 0.4%.  Our outperformance was due to industry allocation and security selection.

We continue to search for companies that have solid operating histories, cash flows, and earnings prospects. Additionally, we look for firms with low price to book values, tangible assets, and above average long-term appreciation potential. As of 6/7/05 the Value Fund holdings had the following characteristics:

	Value Fund	S&P 500 Index
Price/2005 IBES Earnings Estimate	13.7x	16.6x
IBES Estimated Growth Rate	10.0%	8.0%

Over the past year we initiated positions in Nexen Corp. and Canadian Natural Resources Inc.  Both firms are involved in the production of synthetic crude oil via extracting and upgrading oil sands located in Alberta, Canada.  The government of Alberta estimates that 300 billion barrels of oil equivalent can be recovered from the province’s oil sands, approximately equal to Saudi Arabia’s proven oil reserves.  Today 50% of Canada’s oil output comes from Alberta’s oil sands.  Higher energy prices and advances in technology have improved the economics of this vast resource, estimated at 2.0 and 3.3 billion barrels of oil equivalent for Nexen and Canadian Natural Resources, respectively.  While both firms have long-established and sizable conventional operations, their oil sands projects are in the development stage, scheduled to begin production by mid-2008.  We believe the conventional operations will generate strong cash flow as the two firms build the necessary infrastructure for the oil sands projects.

We also added shares of Qiagen NV, the world’s largest supplier of products used to separate and purify nucleic acids, DNA and RNA.  The firm is a major beneficiary of advances in genetic research and the growth of molecular diagnostics.  Qiagen has grown revenues 19.0% per year over the last five years; we believe growth is likely to accelerate over the next several years as molecular diagnostics techniques are used more frequently in the treatment of HIV, Hepatitis, and Cancer.

Our position in Premcor Inc. was eliminated after the firm agreed to be acquired by Valero Inc. at a 28% premium to market price.  Valero’s acquisition was the culmination of Premcor CEO Tom O’Malley’s strategy of creating one of the nation’s largest refining companies by opportunistically buying assets at depressed prices during the energy crisis of 2001-2002.

We also eliminated our position in Toys ‘R’ Us Inc. after the firm agreed to be acquired by a group of private equity investors.  We believe the acquisition price fairly valued the firm’s extensive real estate holdings, assets that were not reflected in the share price prior to the buy-out offer.

We believe that our philosophy of investing is inherently risk averse.  As always, we focus on reducing portfolio downside through diversification and extensive bottom-up research while avoiding the vagaries of market timing.  Currently the Value Fund owns shares of companies across more than 20 different industries.

Thank you for your investment in the Croft-Leominster Value Fund.

Sincerely,

Kent Croft

President

CROFT-LEOMINSTER VALUE FUND

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

CROFT-LEOMINSTER VALUE FUND
		Schedule of Investments
			April 30, 2005
Shares/Principal Value		Market Value	% of Assets

Common Stock 83.50%
Accident & Health Insurance
1,200	PartnerRe Ltd.	$69,936	0.95%

Aircraft & Parts
961	Textron, Inc.	72,411	0.99%

Automatic Controls For Regulating Residential & Commercial
4,408	Honeywell International, Inc.	157,630	2.15%

Biological Products
3,099	Qiagen NV *	40,287	0.55%

Cable & Other Pay Television Services
5,400	Cablevision Systems Corp. Class A *	140,130
3,199	Viacom, Inc. Class B	110,749
		250,879	3.42%
Chemicals & Allied Products
1,600	FMC Corp.*	78,400	1.07%

Commercial Physical And Biological Research
2,400	Pharmaceutical Product Development, Inc. *	108,912	1.48%

Construction Machinery & Equipment
372	Caterpillar, Inc.	32,755	0.45%

Cutlery, Handtools & General Hardware
1,350	Gillette Co.	69,714	0.95%

Crude Petroleum & Natural Gas
778	Canadian Natural Resources Ltd.	38,542
2,191	Nexen, Inc.	104,620
		143,162	1.95%
Eating & Drinking Places
1,400	McDonalds Corp.	41,034	0.56%

Electric Services
7,963	Centerpoint Energy, Inc.	94,282	1.28%

Electronic Connectors
12,775	Tyco International, Inc.	399,985	5.45%

Electrical Work
5,800	Quanta Services, Inc. *	46,284	0.63%

Electronic & Other Electrical Equipment
2,800	General Electric Co.	101,360	1.38%

Electric & Other Services Combined
1,400	PG&E Corp.	48,608	0.66%

Fabricated Rubber Products, Nec
1,964	Gencorp, Inc. *	37,336	0.51%

Farm Machinery & Equipment
6,600	Agco Corp. *	113,520	1.55%

Fire, Marine & Casualty Insurance
4,550	Ace Ltd.	195,468
1,415	American International Group, Inc.	71,953
3,963	St. Paul Travelers	141,875
		409,296	5.58%
Gas & Other Services Combined
1,100	Sempra Energy	44,418	0.61%

General Industrial Machinery & Equipment
1,301	Ingersoll-Rand Co. Ltd.	100,008	1.36%

Heavy Construction Other Than Building Construction - Contractors
4,196	Foster Wheeler Ltd.	61,891
3,200	Fluor Corp.	164,992
		226,883	3.09%
Industrial Instruments For Measurement, Display & Control
600	Cognex Corp.	13,104	0.18%

Industrial Organic Chemicals
1,138	Lyondell Chemical Co.	28,552	0.39%

Industrial Trucks, Tractors, Trailers & Stackers
4,500	Terex Corp. *	168,210	2.29%

Laboratory Analytical Instruments
1,863	Perkinelmer, Inc.	34,465	0.47%

Life Insurance
900	Genworth Financial, Inc.	25,155
1,443	Lincoln National Corp.	64,892
3,038	Prudential Financial, Inc.	173,622
		263,669	3.59%
Lumber & Other Building Materials Dealers
3,570	Lowes Companies, Inc.	186,033	2.53%

Metal Mining
3,394	Hudson's Bay Company	37,096	0.51%

Miscellaneous Business Credit Institution
370	PHH Corp.	8,270	0.11%

Motor Vehicle Parts & Accessories
907	Eaton Corporation	53,195	0.72%

Motion Picture & Video Tape Production
27,159	Liberty Media Corp. Class A*	272,676
10,792	Time Warner, Inc. *	181,414
		454,090	6.19%
National Commercial Banks
4,110	Bank Of America Corp.	185,114
3,360	Citigroup, Inc.	157,786
		342,900	4.67%
Natural Gas Transmission
12,100	Williams Cos., Inc.	205,942	2.81%

Oil & Gas Field Exploration Services
13,056	Petrobank Energy & Resources, Ltd.	38,385	0.52%

Orthopedic, Prosthetic, & Surgical Appliances & Supplies
1,767	Edwards Lifesciences Corp. *	77,819	1.06%

Paper Mills
1,460	Neenah Paper, Inc.	43,931	0.60%

Paperboard Containers & Boxes
1,500	Packaging Corp. of America	33,585	0.46%

Petroleum Refining
1,941	Deer Creek Energy Ltd.	20,400
2,078	Opti Canada, Inc.	40,064
18,626	UTS Energy Corp. *	30,547
		91,011	1.24%
Pharmaceutical Preparations
700	Johnson & Johnson	48,041
2,700	Pfizer, Inc.	73,359
2,065	Wyeth	92,801
		214,201	2.92%
Plastics, Foil, & Coated Paper Bags
1,800	Pactiv Corp. *	38,592	0.52%

Primary Smelting & Refining Of Nonferrous Metals
2,000	Inco Ltd.	71,480	0.97%

Printed Circuit Boards
698	Flextronics International Ltd. *	7,783	0.11%

Radiotelephone Communications
2,189	Nextel Communications, Inc. *	61,270	0.83%

Railroads, Line-Haul Operating
1,025	Kansas City Southern Industries, Inc. *	19,393	0.26%

Real Estate Agents & Managers
7,400	Cendant Corp.	147,334	2.00%

Real Estate Investment Trusts
26,000	Meristar Hospitality Corp. *	178,100
2,345	Mills Corporation	133,993
		312,093	4.25%
Retail-Department Stores
300	Dillard Department Stores, Inc. Class A	6,981
282	Sears Holding Corp. *	38,138
		45,119	0.61%
Retail-Eating & Drinking Places
2,902	Triarc Companies, Inc. Class B	40,193	0.55%

Services-Commercial Physical & Biological Research
400	Icon Public Limited Company * +	13,296	0.18%

Services-Educational Services
2,192	Devry, Inc. *	49,978	0.68%

Secondary Smelting & Refining Of Nonferrous Metals
1,497	Aleris International, Inc.	32,126	0.44%

Semiconductors & Related Devices
4,800	MEMC Electronic Materials, Inc. *	56,304	0.77%

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics
800	Procter & Gamble Co.	43,320	0.59%

Special Industry Machinery
2,462	Pentair, Inc.	97,938	1.33%

Trucking & Courier Services
1,060	United Parcel Service, Inc.	75,589	1.03%

Telephone Communications, Except Radiotelephone
1,200	Century Tel, Inc.	36,828	0.50%

	Total Common Stock (Cost $4,814,719)	6,130,194	83.50%

Commercial Paper 6.81%
200,000	American Express Credit Corp. 2.74%, 5/18/05	200,000
300,000	General Electric Capital Corp. 2.77%, 5/18/05	300,000

	Total Commercial Paper (Cost $500,000)	500,000	6.81%

Money Market Funds 9.76%
716,137	First American Treasury Obligation Fund 2.11% ** (Cost $716,137)	716,137	9.76%

	Total Investments (Cost $6,030,856)	7,346,331	100.07%

	Liabilities in Excess of Other Assets	(5,173)	-0.07%

	NET ASSETS - 100.00%	$7,341,158	100.00%

* Non-Income producing security.

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
Statement of Assets and Liabilities
April 30, 2005

Assets:
Investment Securities at Market Value	$ 7,346,331
(Cost $6,030,856)
Receivables:
Dividends and Interest	7,513
Due from Advisor	2,194
Prepaid Registration Fees	1,000
Total Assets	7,357,038
Liabilities:
Accrued Expenses	15,880
Total Liabilities	15,880
Net Assets	$ 7,341,158

Net Assets Consist of:
Paid In Capital	5,628,053
Accumulated Undistributed Net Investment Income	5,148
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	392,482
Unrealized Appreciation/(Depreciation) in Value
of Investments Based on Cost - Net	1,315,475
Net Assets for 395,347 Shares Outstanding
(30,000,000 shares authorized, $.001 par value for Croft Funds Corporation, which includes Croft-Leominster Value Fund and Croft-Leominster
Income Fund)	$ 7,341,158

Net Asset Value and Offering price Price Per Share	$ 18.57
($7,341,158/395,347 shares)

Redemption Price Per Share ($18.57 x .98) *	$ 18.20

* The Fund will deduct a 2% redemption fee from redemption proceeds if purchased and redeemed within 30 days.

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
Statement of Operations

For the Year
Ended
4/30/2005
Investment Income:
Dividends	$ 98,007
Interest	34,952
Total Investment Income	132,959
Expenses:
Advisory fees (Note 3)	65,298
Transfer agent & accounting fees	24,006
Legal fees	18,215
Audit fees	12,107
Insurance expense	7,192
Custody fees	7,077
Registration fees	2,155
Printing and postage expense	1,833
Trustee fees	1,500
Other	672
Total Expenses	140,055
Less:
Advisory fee waiver (Note 3)	(35,857)
Net Expenses	104,198
Net Investment Income / (Loss)	28,761

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	455,697
Change in Unrealized Appreciation (Depreciation) on Investments	164,460
Net Realized and Unrealized Gain (Loss) on Investments	620,157

Net Increase (Decrease) in Net Assets from Operations	$ 648,918

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
Statements of Changes in Net Assets

	For the year	For the year
	ended	ended
	April 30, 2005	April 30, 2004
Operations:
Net investment income (loss)	28,761	(7,213)
Net realized gain (loss) on investment transactions	455,697	603,034
Change in net unrealized appreciation (depreciation) on investments	164,460	773,191
Net increase (decrease) in net assets resulting from operations	648,918	1,369,012
Distributions to Shareholders From:
Net investment income	(23,613)	(7,696)
Net realized gains	(262,294)	0
Change in net assets from distributions	(285,907)	(7,696)
Capital Share Transactions:
Proceeds from sale of shares	942,605	406,887
Shares issued on reinvestment of dividends	274,836	7,294
Cost of shares redeemed	(835,307)	(457,631)
Net Increase (Decrease) from Shareholder Activity	382,134	(43,450)

Net Assets:
Net increase (decrease) in net assets	745,145	1,317,866
Beginning of year	6,596,013	5,278,147
End of year ( including accumulated undistributed net investment income of $5,148 and $0, respectively)	$ 7,341,158	$ 6,596,013

Share Transactions:
Shares sold	49,775	24,120
Shares issued on reinvestment of dividends	15,402	409
Shares redeemed	(44,210)	(28,674)
Net increase (decrease) in shares	20,967	(4,145)
Outstanding at beginning of period	374,380	378,525
Outstanding at end of period	395,347	374,380

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
				Financial Highlights
					April 30, 2005
		Selected data for a share outstanding throughout the period.

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2005	April 30, 2004	April 30, 2003	April 30, 2002	April 30, 2001

Net Asset Value at Beginning of Period	$ 17.62	$ 13.94	$ 17.25	$ 18.64	$ 16.57
Net Investment Income/ (Loss) *	0.08	(0.02)	0.02	(0.04)	0.05
Net Gains or Losses on Securities (Realized and Unrealized)	1.65	3.72	(3.32)	(1.07)	2.04
Total from Investment Operations	1.73	3.70	(3.30)	(1.11)	2.09

Distributions (From Net Investment Income)	(0.06)	(0.02)	0.00	(0.03)	(0.02)
Distributions (From Capital Gains)	(0.72)	0.00	(0.01)	(0.25)	0.00
Total Distributions	(0.78)	(0.02)	(0.01)	(0.28)	(0.02)

Net Asset Value at End of Period	$ 18.57	$ 17.62	$ 13.94	$ 17.25	$ 18.64

Total Return (a)	10.01%	26.55%	(19.11)%	(6.05)%	12.61%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 7,341	$ 6,596	$ 5,278	$ 5,727	$ 5,438
Ratio of Expenses to Average Net Assets before waivers and reimbursement	2.01%	2.05%	2.37%	2.23%	2.46%
Ratio of Net Investment Income (Loss) to Average Net Assets before waivers and reimbursement	(0.10)%	(0.66)%	(0.71)%	(0.92)%	(0.74)%
Ratio of Expenses to Average Net Assets after waivers and reimbursement	1.50%	1.50%	1.50%	1.50%	1.44%
Ratio of Net Investment Income to Average Net Assets after waivers and reimbursement	0.41%	(0.12)%	0.16%	(0.22)%	0.28%
Portfolio Turnover Rate	47.54%	46.42%	54.64%	47.79%	54.57%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

* Net investment income/loss per share amounts were calculated using the average share method.

The accompanying notes are an integral part of the financial statements.

CROFT FUNDS CORPORATION

CROFT-LEOMINSTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2005

Note 1. Organization

 The Croft-Leominster Value Fund (the “Fund”), a managed portfolio of the Croft Funds Corporation (the “Corporation”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Corporation, which also includes the Croft-Leominster Income Fund.  The Fund’s investment objective is to seek growth of capital.  It invests primarily in common stocks of established mid-sized to large size companies believed by  Croft-Leominster, Inc. (“the Advisor”)  to be undervalued and have good prospects for capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund’s portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price. If there are no sales reported, as in the case of certain securities traded over-the-counter, the Fund’s portfolio securities will be valued by using the last reported bid price.  Many debt securities, including U.S. Government Securities, are traded in the over-the-counter market. Obligations having maturities of 60 days or less are valued at amortized cost.  Certain securities and assets of the Fund may be valued at fair value as determined in good faith by the Board of Directors or by persons acting at their direction in accordance with guidelines established by the Board of Directors. The fair value of any restricted securities from time to time held by the Fund is determined by the Advisor according to procedures approved by the Board of Directors.  Such valuations and procedures are reviewed periodically by the Board of Directors. The fair value of these securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.

Federal Income Taxes: The Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore, no provision for income taxes is required.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other: The Fund records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s tax rules and rates.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Fund retains Croft-Leominster Inc. as its investment advisor.  Under the terms of the management agreement, subject to such policies as the Board of Directors of the Corporation may determine, the Advisor, at its expense, will continuously furnish an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions. Pursuant to the management agreement and subject to the general oversight of the Board of Directors, the Advisor also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Fund. For the Advisor’s services, the Fund pays a fee, computed daily and payable monthly at the annual rate of 0.94% of the Fund’s average daily net assets. For the year ended April 30, 2005, the Advisor earned fees, before the waiver described below, of $65,298.  Through August 30, 2006, the Advisor has contractually agreed to waive management fees or reimburse expenses to the Fund to limit the overall expense ratio to 1.50% (excluding ordinary brokerage commissions and extraordinary expenses) of the Fund’s average net assets.   For the year ended April 30, 2005, the Advisor waived $35,857 of the advisory fee. At April 30, 2005, there was a receivable from the Advisor of $2,194.

Pursuant to a plan of Distribution, the Fund may pay a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  The Corporation elected to suspend the 12b-1 fee on May 1, 1999. The 12b-1 fee will be suspended into the foreseeable future; however, the Corporation reserves the right to terminate the suspension and reinstate the 12b-1 fee at any time in its sole discretion.

Certain Directors and officers of the Corporation are also officers and owners of the Advisor. Each “non-interested” Director is entitled to receive an annual fee of $500 plus expenses for services relating to the Corporation.

The Fund retains Mutual Shareholder Services (“MSS”) as transfer agent, shareholder servicing agent and accounting service agent to the Fund pursuant to the transfer agency and accounting services agreements.  Under the terms of the agreements, MSS is paid an annual fee which is computed daily and paid monthly.  Transfer agency and fund accounting fees in the amount of $24,006 were paid to MSS by the Fund for the year ended April 30, 2005.  Certain officers of the Fund are also officers and owners of MSS.

Note 4. Capital Share Transactions

At April 30, 2005, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation (which includes the Croft-Leominster Value Fund and the Croft-Leominster Income Fund), and paid-in capital amounted to $5,628,053 for the Fund.

Note 5. Investments

For the year ended April 30, 2005, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $2,979,054 and $3,147,621, respectively.  Purchases and sales of U.S. Government Securities aggregated $0 and $0, respectively.  As of April 30, 2005, the gross unrealized appreciation for all securities totaled $1,521,702 and the gross unrealized depreciation for all securities totaled $206,227, for a net unrealized appreciation of $1,315,475 on a tax basis.  The aggregate cost of securities for federal income tax purposes at April 30, 2005 was $6,030,856.

Note 6. Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2005 and 2004 were as follows:

Distributions paid from:	2005	2004
Ordinary Income	$23,613	$7,696
Short-Term Capital Gain	151,549	-
Long-Term Capital Gain	110,745	-
	$285,907	$7,696

As of April 30, 2005 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:
Undistributed Ordinary Income	$ 5,148
Undistributed long-term capital gain/ (accumulated losses)	392,482
Unrealized appreciation/ (depreciation)	1,315,475
$ 1,713,105

There are no differences between book basis and tax-basis unrealized appreciation (depreciation).

CROFT-LEOMINSTER VALUE FUND

Expense Example (Unaudited)

As a shareholder of the Croft-Leominster Funds, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2004 through April 30, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Croft-Leominster Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2004	April 30, 2005	November 1, 2004 to April 30, 2005

Actual	$1,000.00	$1,071.25	$7.70
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.36	$7.50

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CROFT-LEOMINSTER VALUE FUND

Information Regarding Directors and Officers (Unaudited)

The Board of Directors supervises the business activities of the Corporation. Each Director serves as a Director until the termination of the Director unless the Director dies, resigns, retires or is removed.

The following table provides information regarding each Director who is an “interested person” of the Corporation, as defined in the Investment Company Act of 1940.

Name, Age and Address	Principal Occupation(s)	Number of	Other Directorships	Length of
	During last five years and	Portfolios	held by Director or	Time Served
	Position held with Corporation	overseen by	Officer
		Director
[1] Kent G. Croft, 42, 1317 Walnut Hill Lane Ruxton MD, 21204	Director, President, CCO, and Secretary of the Corporation, President, Croft-Leominster, Inc. since 1989.	2	Croft-Leominster Inc., Wildfowl Trust of North America, St. Paul’s School	10 years
1 L. Gordon Croft, 72, 7503 Club Road Ruxton MD, 21204	Vice President of the Corporation. Vice President, Chief Investment Officer and Director of Croft-Leominster, Inc. since 1989.	2	Croft-Leominster Inc.	10 years
Phillip Vong, 30, 6009 Baywood Ave Baltimore, MD 21209	Treasurer	2		1 Year

1 L. Gordon Croft is the father of Kent G. Croft.  They are “interested persons” of the Trust because they are officers of the Trust.  In addition, they may be deemed to be “interested persons” of the Trust because they are officers of the Fund’s adviser.

The following table provides information regarding each Director who is a “non interested person” of the Corporation, as defined in the Investment Company Act of 1940.

George D. Edwards, II 67, P.O. Box 22 Riderwood MD, 21139	George D. Edwards, II, Past Chairman of the Board, Partner of the Omega Organization Inc. since 1995-2003. President and Chief Executive Officer, Hottman Edwards Advertising, Inc., 1971-1995.	2	None	10 years
Frederick S. Billig 71, 15020 Rolling Hills Drive Glenwood MD, 21738	Director of the Corporation. Chief Scientist and Associate Supervisor, John Hopkins University Applied Physics Lab since 1987; President, Pyrodyne, Inc. since 1977.	2	None	10 years
Charles Jay McLaughlin 42, 28320 St. Michaels Road, Easton MD, 21601	Director of the Corporation. President, Orion Safety Products as of January 1999. Attorney, Oppenheimer Wolff & Donnelly (law firm, 1989-1995).	2	Orion Safety Products	6 years

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-746-3322.

CROFT-LEOMINSTER VALUE FUND

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, 2004, are available without charge upon request by (1) calling the Fund at (800) 746-3322 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Additional Information

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on July 31 and January 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on November 23, 2004. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-746-3322.

CROFT-LEOMINSTER VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Directors

Croft-Leominster Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Croft-Leominster Value Fund (one of a series constituting the Croft Funds Corporation), as of April 30, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to April 30, 2004 were audited by McCurdy & Associates CPA’s, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd.  McCurdy & Associates CPA’s, Inc. expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2005 by correspondence with the Fund’s custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Croft-Leominster Value Fund of Croft Funds Corporation as of April 30, 2005, the results of its operations for the year then ended, and changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

June 27, 2005

1-800-746-3322

This report is provided for the general information of the shareholders of the Croft-Leominster Value Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Croft-Leominster

Income Fund

ANNUAL REPORT

April 30, 2005

CROFT-LEOMINSTER INCOME FUND

June 8, 2005

Dear Shareholder:

For the fiscal year ended 4/30/05, your Croft-Leominster Income Fund returned 5.42% vs. a return of 3.27% for the Lehman Brothers Government and Corporate Index.  This calendar year through 6/7/05, the Income Fund has returned 1.13%, vs. a return of 1.52 % for the Lehman Brothers Government and Corporate Index.    Our outperformance for the fiscal year was due, in part, to strong performance by the high yield portion of the portfolio.  Due, in part, to the Income Fund’s significant allocation to short, high-quality reserves, the Fund has slightly lagged the benchmark calendar year to date.  As of 6/7/05, the Fund’s net yield is approximately 4.4%.

For the last 12 months the Federal Reserve has increased the Fed Funds rate by 25 basis points at each meeting, most recently increasing the rate to 3.0%.  We expect the Fed to maintain this policy of gradual rate increases for at least the near-term. We do not, however, expect a sharp acceleration in the Fed’s tightening policy, as the Consumer Price Index has increased by 3.5% over the last year, a level very near the historical average.  With the exception of crude oil, commodity prices have largely stabilized, and in some cases have fallen.  Strong productivity growth, averaging 2.9% over the past four quarters, along with intense foreign competition, has kept inflation in check.  Currently, 43% of the Fund’s assets are invested in short, high-quality reserves, such as U.S. Treasury Notes and high-grade commercial paper.  We believe this position is a necessary hedge against the downside risk of rising interest rates.  In an effort to increase the Fund’s yield while minimizing risk to capital, we plan to opportunistically redeploy these reserves over time as the interest rate environment evolves.

As of May 31, 2005 the Income Fund had the following characteristics:

weighted average yield to maturity of 5.6%, weighted average duration (measure of sensitivity to interest rates) of 4.2 years, and weighted average maturity of 7.5 years. We continue to manage our credit risk through industry diversification and individual company analysis. We hold 53 corporate bond issues in 20 different industries. Additionally, 72.9% of the Income Fund’s assets are rated investment grade.

Thank you for your investment in the Croft-Leominster Income Fund.

With kindest regards,

Sincerely,

Kent Croft

President

CROFT-LEOMINSTER INCOME FUND

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

CROFT-LEOMINSTER INCOME FUND
		Schedule of Investments
		April 30, 2005

Shares/Principal Value		Market Value	% of Assets

CLOSED END MUTUAL FUNDS - 3.12%
Taxable Bond Funds
6,200	Alliance World Dollar Gov't Fund II	$ 73,408
4,500	Salomon Brothers Worldwide Income Fund	72,585
9,600	Templeton Emerging Markets Income Fund	128,352
		274,345

Total Closed End Mutual Funds (Cost $227,526)		$ 274,345	3.12%

CORPORATE BONDS AND NOTES - 52.15%

Accident & Health Insurance
40,000	Unumprovident Corp. , 7.625%, 3/01/11	42,740	0.49%

Cable TV & Cellular Telephone
185,000	CF Cable TV Inc. Senior Secured Notes, 9.125%, 7/15/07	186,906
100,000	Tele-Communications, Inc. Senior Debentures, 7.875%, 8/1/13	117,990
		304,896	3.47%
Chemicals
65,000	ARCO Chemical Co. Debentures, 10.250%, 11/1/10	72,475
150,000	ARCO Chemical Co. Debentures, 9.800%, 2/1/20	165,750
75,000	Agrium, Inc. Debentures (Yankee), 7.800%, 2/1/27	93,510
100,000	Hanna (M.A.) Co. Notes 6.580%, 2/23/11	90,620
70,000	IMC Global, Inc. Senior Notes, 11.250%, 6/1/11	77,700
30,000	IMC Global, Inc. Senior Debentures, 9.450%, 12/15/11	32,100
30,000	IMC Global, Inc. Debentures, 6.875%, 7/15/07	30,300
99,000	Millennium American, Inc. Senior Unsecured Debentures, 7.625%, 11/15/26	94,050
		656,505	7.47%
Containers & Paper
150,000	Abitibi-Consolidated, Inc. Debentures, 7.400%, 4/1/18	126,000
45,000	Abitibi-Consolidated, Inc. Debentures, 7.500%, 4/1/28	34,650
30,000	Abitibi-Consolidated, Inc. Debentures, 8.850%, 8/1/30	25,500
		186,150	2.12%
Electric & Gas Utilities
67,000	El Paso Corp. Senior Notes, 7.000%, 5/15/11	63,315
90,000	Kansas Gas & Electric, 1st Mortgage, 6.500% 8/1/05	90,531
		153,846	1.75%
Electronic Instruments and Controls
40,000	Arrow Electronics, Inc. Senior Debentures, 6.875%, 6/1/18	42,428
60,000	Arrow Electronics, Inc. Debentures, 7.500%, 1/15/27	66,546
100,000	Avnet Inc. Notes, 9.750%, 2/15/08	111,500
		220,474	2.51%
Energy and Energy Services
65,000	Global Marine, Inc., Notes, 7.000%, 6/1/28	77,942	0.89%

Environmental Service/Pollution Control
50,000	Waste Management, Inc. Debentures, 7.650%, 3/15/11	57,415	0.65%

Financial Services
100,000	American Financial Group, Inc. Senior Debentures, 7.125%, 4/15/09	108,590
100,000	Capital One Bank Senior Bank Notes, 8.250%, 6/15/05	100,540
53,000	Capital One Bank Medium-Term Notes, 6.875%, 2/1/06	54,182
60,000	CIGNA Corp. Debentures, 7.875%, 5/15/27	75,630
50,000	CSC Holdings, Inc. Senior Notes, 7.875%, 12/15/07	51,125
20,000	Washington Mutual Cap Company Guarantee, 8.375%, 6/1/27	22,294
		412,361	4.69%
Gas & Gas Transmission
100,000	KN Energy, Inc. Senior Debentures , 7.250%, 3/1/28	116,120	1.32%

Heavy Construction other than Building Construction
100,000	Fluor Corp. Notes, 6.9500%, 3/1/07	101,750	1.16%

Home Lawn & Garden Equipment
100,000	Toro Company Debentures, 7.800%, 6/15/27	117,490	1.34%

Hotels & Motels
80,000	Cendant Corp. Notes, 6.875%, 8/15/06	82,712
250,000	ITT Corp. (New) Debentures , 7.750%, 11/15/25	258,750
		341,462	3.88%
Industrial Goods
75,000	Cummins Engine Company, Inc. Debentures, 6.750%, 2/15/27	76,125
50,000	Tyco International Group, SA Company Guarantee, 5.800%, 8/1/06	51,185
50,000	Tyco International Group, SA Company Guarantee, 6.875%, 1/15/29	58,155
		185,465	2.11%
Media & Entertainment
170,000	Time Warner, Inc. Debentures, 9.150%, 2/1/23	228,650	2.60%

Miscellaneous Consumer Goods & Services
100,000	Tenneco Packaging, Inc. Debentures, 8.125% 6/15/17	122,670	1.40%

Motor Vehicle Parts & Accessories
40,000	Dana Corp. Notes, 7.00%, 3/15/28	32,392	0.37%

Mobile Homes
50,000	Champion Enterprises, Inc., 7.625%, 5/15/09	49,000	0.56%

Paper & Paper Products
100,000	Boise Cascade Corp. Debentures, 7.350%, 2/1/16	116,690
100,000	Bowater, Inc. Debentures, 9.375%, 12/15/21	101,000
		217,690	2.48%

Pipelines
25,000	Sonat Inc. Notes, 6.875%, 6/1/05	25,030
150,000	Sonat Inc. Notes, 7.625%, 7/15/11	145,500
		170,530	1.94%

Printing & Publishing
165,000	News America Holdings, Inc. Senior Debentures, 7.750%, 2/1/24	195,509	2.23%

Retail Stores
55,000	Albertson's Medium-Term, Inc. Notes, 6.520%, 4/10/28	54,609	0.62%

Semiconductors
30,000	Flextronics Intl., Ltd. Senior Subordinated Notes, 9.875%, 7/1/10	31,800	0.36%

Steel Works, Blast Furnaces & Rolling Mills
91,000	U.S. Steel, LLC, Senior Notes 10.750%, 8/1/08	102,375	1.16%

Telephones & Communications
186,000	AT&T Corp. , 8.250%, 2/1/2030	189,943
115,000	Motorola, Inc. Debentures 6.500%, 11/15/28	122,659
9,654	NYNEX Corp. Amortized Debentures, 9.550%, 5/1/10	10,648
		323,250	3.68%
Tires
80,000	Goodyear Tire & Rubber Co. Notes, 7.857%, 8/15/11	72,000	0.82%

Wholesale-Computer & Peripheral Equipment & Software
7,000	IKON Office Solutions, 7.250%, 6/30/08	7,205	0.08%

Total Corporate Bonds and Notes (Cost $4,119,798)		$ 4,582,296	52.15%

SHORT-TERM INVESTMENTS - 43.85%

Commercial Paper 36.42%
400,000	American Express Credit Corp. 2.74%, 5/18/05	400,000
500,000	Chevron Corp., 2.73%, 5/18/05	500,000
600,000	General Electric Corp., 2.77%, 5/18/05	600,000
400,000	HFC Capital Corp., 2.73%, 5/18/05	400,000
400,000	Lasalle Bank, 2.76%, 5/18/05	400,000
400,000	Prudential Corp PLC., 2.73%, 5/18/05	400,000
500,000	Sears Roebuck & Co., 2.93%, 5/18/05	500,000
		3,200,000	36.42%

Money Market Funds - 1.74%
152,337	U.S. Bank First American Treasury Obligation, 2.11% *	152,337	1.74%

U.S. Treasury Obligations - 5.69%
500,000	U.S. Treasury Note, 1.625%, 4/30/05	499,850	5.69%

Total Cash Equivalents And Short-Term Investments (Cost $3,852,047)		$ 3,852,187	43.85%

TOTAL INVESTMENTS (Cost $8,199,371) 99.12%		8,708,828	99.12%

OTHER ASSETS LESS LIABILITIES - 0.88%		77,487	0.88%

NET ASSETS - 100.00%		$ 8,786,315	100.00%

* Variable Rate Security; the coupon rate shown represents the rate at April 30, 2005.

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
Statement of Assets and Liabilities
April 30, 2005

Assets:
Investment Securities at Market Value	$ 8,708,828
(Cost $8,199,371) *
Receivables:
Due from Advisor	10,934
Interest and Dividends	108,657
Prepaid Registration Fees	1,500
Total Assets	8,829,919
Liabilities:
Payables:
Shareholder Distributions	23,379
Shareholder Redemptions	4,000
Accrued Expenses	16,225
Total Liabilities	43,604
Net Assets	$ 8,786,315

Net Assets Consist of:
Paid In Capital	$ 8,932,680
Accumulated Undistributed Net Investment Income	6,130
Accumulated Realized Gain (Loss) on Investments - Net	(661,952)
Unrealized Appreciation/(Depreciation) in Value
of Investments Based on Cost - Net	509,457
Net Assets for 860,572 Shares Outstanding
(30,000,000 shares authorized, $.001 par value for Croft Funds Corporation which
includes Croft-Leominster Value Fund and Croft-Leominster Income Fund)	$ 8,786,315
Net Asset Value and Offering Price Per Share	$ 10.21
($8,786,315/860,572 shares)
Redemption Price Per Share ($10.21 x 0.98) **	$ 10.01
* See Note 5 on Investments for disclosures on costs of portfolio securities.
** The Fund will deduct a 2% redemption fee from redemption proceeds if shares are purchased and then redeemed within 30 days.

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
Statement of Operations

For the year
ended
April 30, 2005
Investment Income:
Dividends	$ 21,665
Interest	450,141
Total Investment Income	471,806
Expenses:
Advisory fees (Note 3)	68,045
Transfer agent & Accounting fees	26,531
Legal fees	18,215
Audit fees	12,107
Insurance expense	9,590
Custody fees	4,331
Registration fees	1,905
Printing expense	1,833
Trustee Fees	1,500
Other	701
Total Expenses	144,758

Less: Advisory fees waived (Note 3)	(50,011)
Net Expenses	94,747

Net Investment Income	377,059

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	50,991
Change in Unrealized Appreciation (Depreciation) on Investments	26,435
Net Realized and Unrealized Gain (Loss) on Investments	77,426

Net Increase (Decrease) in Net Assets from Operations	$ 454,485

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
Statements of Changes in Net Assets

	For the year	For the year
	ended	ended
	April 30, 2005	April 30, 2004
Operations:
Net investment income (loss)	$377,059	$420,629
Net realized gain (loss) on investment transactions	50,991	269,656
Change in net unrealized appreciation (depreciation) on investments	26,435	(111,989)
Net increase (decrease) in net assets resulting from operations	454,485	578,296
Distributions to Shareholders From:
Net investment income	(381,121)	(410,437)
Net realized gains	0	0
Net change in net assets from Distributions	(381,121)	(410,437)
Capital Share Transactions:
Proceeds from sale of shares	663,792	475,969
Shares issued on reinvestment of dividends	279,737	303,289
Cost of shares redeemed	(681,218)	(654,417)
Net Increase (Decrease) from Shareholder Activity	262,311	124,841

Net Assets:
Net increase (decrease) in net assets	335,675	292,700
Beginning of year	8,450,640	8,157,940
End of year (Including accumulated undistributed net investment
income of $6,130 and $10,192, respectively.)	$ 8,786,315	$ 8,450,640

Share Transactions:
Shares sold	64,182	46,419
Shares issued on reinvestment of dividends	27,256	30,403
Shares redeemed	(66,086)	(65,494)
Net increase (decrease) in shares	25,352	11,328
Outstanding at beginning of period	835,220	823,892
Outstanding at end of period	860,572	835,220

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
				Financial Highlights
				April 30, 2005
Selected data for a share outstanding throughout the period.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	4/30/05	4/30/04	4/30/03	4/30/02	4/30/01

Net Asset Value at Beginning of Period	$ 10.12	$ 9.90	$ 9.23	$ 9.24	$ 9.43
Net Investment Income *	0.45	0.52	0.57	0.59	0.72
Net Gains or Losses on Securities
(Realized and Unrealized)	0.09	0.22	0.67	0.04	(0.20)
Total from Investment Operations	0.54	0.74	1.24	0.63	0.52

Distributions (From Net Investment Income)	(0.45)	(0.52)	(0.57)	(0.61)	(0.71)
Distributions (From Capital Gains)	0.00	0.00	0.00	0.00	0.00
Return of Capital	0.00	0.00	0.00	(0.03)	0.00
Total Distributions	(0.45)	(0.52)	(0.57)	(0.64)	(0.71)

Net Asset Value at End of Period	$ 10.21	$ 10.12	$ 9.90	$ 9.23	$ 9.24

Total Return (a)	5.42%	7.61%	14.04%	6.91%	5.78%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 8,786	$ 8,451	$ 8,158	$ 8,287	$ 7,679
Ratio of Expenses to Average
Net Assets before waiver	1.68%	1.64%	1.72%	1.76%	1.91%
Ratio of Expenses to Average
Net Assets after waiver	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income to Average
Net Assets before waiver	3.79%	4.61%	5.48%	5.57%	6.92%
Ratio of Net Investment Income to Average
Net Assets after waiver	4.36%	5.15%	6.11%	6.23%	7.73%
Portfolio Turnover Rate	1.76%	10.15%	37.26%	23.80%	12.33%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

* Net Investment Income/loss amounts were calculated using the average share method.

The accompanying notes are an integral part of the financial statements.

CROFT FUNDS CORPORATION

CROFT-LEOMINSTER INCOME FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2005

Note 1. Organization

 The Croft-Leominster Income Fund (the “Fund”), is a managed portfolio of the Croft Funds Corporation (the “Corporation”) and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Corporation, which also includes the Croft Leominster Value Fund. The Croft-Leominster Income Fund seeks a high level of current income with moderate risk to principal by investing primarily in a diversified portfolio of investment grade fixed-income securities.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund’s portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price. If there are no sales reported, as in the case of certain securities traded over-the-counter, the Fund’s portfolio securities will be valued by using the last reported bid price. Many debt securities, including U.S. Government Securities, are traded in the over-the counter market. Obligations having remaining maturities of 60 days or less are valued at amortized cost.  The ability of issuers of debt securities held by the fund to meet their obligations may be affected by economic and political developments in a specific country or region.

The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument.  Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold.  Consequently, changes in the market value of such portfolio instruments during periods of rising or falling interest rates will not be reflected in the computation of the Fund’s net asset value.

Certain securities and assets of the Fund may be valued at fair value as determined in good faith by the Board of Directors or by persons acting at their direction in accordance with guidelines established by the Board of Directors.  The fair value of any restricted securities from time to time held by the Fund are determined by the Advisor according to procedures approved by the Board of Directors.  Such valuations and procedures are reviewed periodically by the Board of Directors.  The fair value of these securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.

Federal Income Taxes: The Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore, no provision for income taxes is required. Federal income tax loss carryfowards generated in prior years will be used to offset a portion of current year’s net realized gains.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: The Fund records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and rates.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Fund retains Croft-Leominster Inc. (the “Advisor”) as its investment advisor.  Under the terms of the management agreement, subject to such policies as the Board of Directors of the Corporation may determine, the Advisor, at its expense, will continuously furnish an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions. Pursuant to the management agreement and subject to the general oversight of the Board of Directors, the Advisor also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Fund.  For the Advisor’s services, the Fund pays a fee, computed daily and payable monthly at the annual rate of .79% of the Fund’s average daily net assets.  For the year ended April 30, 2005, the Advisor earned $68,045 in fees before the waiver described below.  Through August 30, 2006, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Fund to limit the overall expense ratio to 1.10% (excluding ordinary brokerage commissions and extraordinary expenses) of the Fund’s average net assets.  For the fiscal year ended April 30, 2005, the Advisor waived $50,011 of the advisory fee.  At April 30, 2005, there was $10,934 due from the Advisor.

Pursuant to a plan of Distribution, the Fund may pay a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  The Corporation elected to suspend the 12b-1 fee for the Fund on August 23, 1995.  The 12b-1 fee will be suspended into the foreseeable future; however, the Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.

Certain directors and officers of the Corporation are also officers and owners of the Advisor. Each “non-interested” Director is entitled to receive an annual fee of $500 plus expenses for services related to the Corporation.

The Fund retains Mutual Shareholder Services (“MSS”) as transfer agent, shareholder servicing agent and accounting service agent to the Fund pursuant to the transfer agency and accounting services agreements.  Under the terms of the agreements, MSS is paid an annual fee which is computed daily and paid monthly.  Transfer agency and fund accounting fees in the amount of $26,531 were paid to MSS by the Fund for the year ended April 30, 2005.  Certain officers of the Fund are also officers and owners of MSS.

Note 4. Capital Share Transactions

At April 30, 2005, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation (which includes the Croft-Leominster Value and the Croft-Leominster Income Fund), and paid-in capital amounted to $8,932,680 for the Fund.

Note 5. Investments

For the year ended April 30, 2005, the cost of purchases and the proceeds from the sales, other than U.S. Government securities and short-term securities, aggregated $94,225 and $512,690, respectively.  Purchases and sales of U.S. Government securities aggregated $5,502,286 and $6,501,707, respectively. As of April 30, 2005, the gross unrealized appreciation for all securities totaled $564,168 and the gross unrealized depreciation for all securities totaled $44,164, for a net unrealized appreciation of $520,004 on a tax basis.  The aggregate cost of securities for federal income tax purposes at April 30, 2005 was $8,188,824.

The difference between book cost and tax cost represents the difference between the original cost and market value of portfolio securities at the time of conversion from a partnership to a regulated investment company on May 4, 1995.

Note 6. Distributions to Shareholders

The Fund makes quarterly income distributions. During the fiscal year ended April 30, 2005, distributions of $0.45 aggregating $381,121 were declared and paid from net investment income.

The tax character of distributions paid during the fiscal years ended April 30, 2005 and 2004 were as follows:

Distributions from:	2005	2004
Ordinary Income	$381,121	$410,437
Short-Term Capital Gain	0	0
Long-Term Capital Gain	0	0
	$381,121	$410,437

As of April 30, 2005 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/ (accumulated losses)	$ 6,130
Undistributed long-term capital gain/ (accumulated losses)	(664,086)
Unrealized appreciation/ (depreciation)	520,004
$(137,952)

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference in original cost and market value of securities at the time of conversion from a partnership to a regulated investment company on May 4, 1995.

The difference between book basis and tax basis net realized losses is attributable to the difference of original cost basis of securities sold and the market value at time of conversion from a partnership to a regulated investment company of securities sold.

Note 7. Capital Loss Carryforwards

At April 30, 2005, the Fund had available for federal income tax purposes an unused capital loss carryforward of $616,306, of which $455,461 expires in 2009, $139,760 expires in 2010, and $21,085 expires in 2011.  Capital loss carryforwards are available to offset future gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

CROFT-LEOMINSTER INCOME FUND

Expense Example (Unaudited)

As a shareholder of the Croft-Leominster Funds, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2004 through April 30, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Croft-Leominster Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2004	April 30, 2005	November 1,2004 to April 30,2005

Actual	$1,000.00	$1,006.78	$5.45
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,019.34	$5.51

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CROFT-LEOMINSTER INCOME FUND

Information Regarding Directors and Officers (Unaudited)

The Board of Directors supervises the business activities of the Corporation. Each Director serves as a Director until the termination of the Director unless the Director dies, resigns, retires or is removed.

The following table provides information regarding each Director who is an “interested person” of the Corporation, as defined in the Investment Company Act of 1940.

Name, Age and Address	Principal Occupation(s)	Number of	Other Directorships	Length of
	During last five years and	Portfolios	held by Director or	Time Served
	Position held with Corporation	overseen by	Officer
		Director
[1] Kent G. Croft, 42, 1317 Walnut Hill Lane Ruxton MD, 21204	Director, President, CCO, and Secretary of the Corporation, President, Croft-Leominster, Inc. since 1989.	2	Croft-Leominster Inc., Wildfowl Trust of North America, St. Paul’s School	10 years
1 L. Gordon Croft, 72, 7503 Club Road Ruxton MD, 21204	Vice President of the Corporation. Vice President, Chief Investment Officer and Director of Croft-Leominster, Inc. since 1989.	2	Croft-Leominster Inc.	10 years
Phillip Vong, 30, 6009 Baywood Ave Baltimore, MD 21209	Treasurer	2		1 Year

1 L. Gordon Croft is the father of Kent G. Croft.  They are “interested persons” of the Trust because they are officers of the Trust.  In addition, they may be deemed to be “interested persons” of the Trust because they are officers of the Fund’s adviser.

The following table provides information regarding each Director who is a “non interested person” of the Corporation, as defined in the Investment Company Act of 1940.

George D. Edwards, II 67, P.O. Box 22 Riderwood MD, 21139	George D. Edwards, II, Past Chairman of the Board, Partner of the Omega Organization Inc. since 1995-2003. President and Chief Executive Officer, Hottman Edwards Advertising, Inc., 1971-1995.	2	None	10 years
Frederick S. Billig 71, 15020 Rolling Hills Drive Glenwood MD, 21738	Director of the Corporation. Chief Scientist and Associate Supervisor, John Hopkins University Applied Physics Lab since 1987; President, Pyrodyne, Inc. since 1977.	2	None	10 years
Charles Jay McLaughlin 42, 28320 St. Michaels Road, Easton MD, 21601	Director of the Corporation. President, Orion Safety Products as of January 1999. Attorney, Oppenheimer Wolff & Donnelly (law firm, 1989-1995).	2	Orion Safety Products	6 years

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-746-3322.

CROFT-LEOMINSTER INCOME FUND

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, 2004, are available without charge upon request by (1) calling the Fund at (800) 746-3322 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Additional Information

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on July 31 and January 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on November 23, 2004. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-746-3322.

CROFT-LEOMINSTER INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Directors

Croft-Leominster Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Croft-Leominster Income Fund (one of a series constituting the Croft Funds Corporation), as of April 30, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to April 30, 2004 were audited by McCurdy & Associates CPA’s, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd.  McCurdy & Associates CPA’s, Inc. expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2005 by correspondence with the Fund’s custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Croft-Leominster Income Fund of Croft Funds Corporation as of April 30, 2005, the results of its operations for the year then ended, and the changes in its net assets and  financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

June 27, 2005

1-800-746-3322

This report is provided for the general information of the shareholders of the Croft-Leominster Income Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

For purposes of this paragraph:

(a)

The term "waiver" means the approval by the registrant of a material departure from a provision of the code of ethics; and

(b)

The term "implicit waiver" means the registrant's failure to take action within a reasonable period of time regarding a material departure from a provision of the code of ethics that has been made known to an executive officer, as defined in Rule 3b-7 under the Exchange Act (17 CFR 240.3b-7), of the registrant.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert.  This is because the Board has determined that in view of the nature of the publicly traded stock and cash nature of the holdings and unitary fee approach to expenses taken by the Fund, the financial experience and expertise of the Board members is adequate.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2004

$ 20,700

FY 2005

$ 20,000

(b)

Audit-Related Fees

Registrant

FY 2004

$ 0

FY 2005

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2004

$ 1,780

FY 2005

$ 2,000

Nature of the fees:

Federal and State Tax Returns.  The 2005 amount is an estimate and has not been billed yet.

(d)

All Other Fees

Registrant

FY 2004

$ 1,663

FY 2005

$ 1,380

Nature of the fees:

Out of pocket expenses and consents.  Part of the 2005 amount is an estimate and has not been billed yet.

(e)

(1)

Audit Committee’s Pre-Approval Policies

Independent Board members pre-approve all work done by the outside auditors before the work is performed.  The independent Board members select the independent audit firm at the beginning of the fiscal year and shortly thereafter the proposed work for the fiscal year is presented in writing by the audit firm, approved by the Adviser, and approved by the independent Board members.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2004

$ 3,443

FY 2005

$ 3,380

Part of the 2005 amount is an estimate and has not been billed yet.

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.  All non audit services were pre-approved by the audit committee.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of July 1, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herwith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Croft Funds Corporation

By /s/Kent Croft, CEO

*Kent Croft CEO

Date July 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By Kent Croft, CEO

*Kent Croft CEO

Date July 1, 2005

By Phillip Vong, Treasurer

*Phillip Vong, Treasurer

Date July 1, 2005

* Print the name and title of each signing officer under his or her signature.